THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15
Prudential High Yield Fund

Supplement dated June 26, 2017

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the Fund. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA with respect to the Fund are hereby removed.

LR966